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                                                                    EXHIBIT 23.2

                                     [LOGO]

KPMG

The Board of Directors
Trimeris, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Raleigh, North Carolina

June 27, 2001